CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011		Dec. 31, 2010
Revenues:
Products	$ 198,811	$ 199,714		$ 189,149
Services	49,779	47,268		48,581
Total revenues	248,590	246,982		237,730
Cost of revenues:
Products	97,150	106,240		95,532
Services	28,174	28,226		28,207
Total cost of revenues	125,324	134,466		123,739
Gross profit	123,266	112,516		113,991
Operating expenses:
Research and development	18,497	16,526		16,363
Selling and marketing	75,010	72,891		69,725
General and administrative	20,446	16,912		17,813
Legal settlements, net		766		(1,981)
Total operating expenses	113,953	107,095		101,920
Operating income	9,313	5,421		12,071
Financial expenses, net	1,464	3,725		3,880
Income before taxes on income	7,849	1,696		8,191
Taxes on income	852	1,006		2,446
Net income	$ 6,997	$ 690		$ 5,745
Basic and diluted net earnings per share	$ 0.03		[1]	$ 0.03

[1]	Less than 1 cent.